EXHIBIT 10.8(b)

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 3

to the
AIRBUS A330-900 AIRCRAFT AND A350-900 AIRCRAFT PURCHASE AGREEMENT
Dated as of November 24, 2014 between
AIRBUS S.A.S.
and
DELTA AIR LINES, INC.

This Amendment No. 3 (this “Amendment”), is entered into as of May 10, 2017, by and between AIRBUS S.A.S organized and existing under the laws of the Republic of France, having its registered office located at 1 Rond Point Maurice Bellonte, 31707 Blagnac-Cedex, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the state of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer and the Seller agree to amend the Scheduled Delivery Periods of ten (10) A350-900 Aircraft, and

WHEREAS, the Buyer and the Seller agree to amend certain provisions pertaining to such ten (10) A350-900 Aircraft,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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1.1Clause 0 of the Agreement is hereby amended to delete the following term:

A330-900neo Aircraft – any or all of the A330-300 model airframe to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft including the New Engine Option Changes and the A330-900neo Propulsion Systems installed thereon upon Delivery.

1.2.Clause 0 of the Agreement is hereby amended to add the following term:

[***]

A330-900 Aircraft – any or all of the A330-300 model airframe to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft including the New Engine Option Changes and the A330-900 Propulsion Systems installed thereon upon Delivery. All references in the Agreement to A330- 900neo Aircraft shall be deemed to be references to A330-900 Aircraft.

[***] – the A350-900 Aircraft bearing [***].

2.1.     [***]

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

(v)[***]

(vi)[***]

(vii)[***]

2.2.    Clauses 9.1.1 and 9.1.2 of the Agreement are deleted in their entirety and are replaced with the following:

QUOTE

9.1.1 Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location, and the Buyer shall accept the same, during the months (each a “Scheduled Delivery

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Month”) and quarters (each, a “Scheduled Delivery Quarter”) set forth in the table below:

CAC ID	Aircraft type	Scheduled Delivery Period	CAC ID	Aircraft type	Scheduled Delivery Period
10025681	A350-900	MAY 2017	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

9.1.2 Not later than [***] prior to the start of the relevant Scheduled Delivery Quarter, the Seller shall give the Buyer notice of the anticipated month within the Scheduled Delivery Quarter during which each Aircraft shall be Ready for Delivery (the “Scheduled Delivery Month”) provided that no more than [***] shall be scheduled for Delivery pursuant to this Clause in any calendar month.
[***]

Until such notice, for the purpose of this Agreement, the middle month of the Scheduled Delivery Quarter shall be deemed to be the Scheduled Delivery Month.

UNQUOTE

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2.3    [***]

(a)[***]

(b)[***]

(c)[***]

(d)[***]

(e)[***]

[***]

(a)the Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms,
(b)this Amendment will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, and
(c)both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.

5.1    THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.

5.2    It is agreed that the United Nations convention on contracts for the international sale of goods will not apply to this amendment.

This Amendment and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President

Agreed and Accepted

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its : Senior Vice President

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